                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                             _____________________


                                    FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         ____________________________


                            Date of Report (Date of
                  earliest event reported): October 27, 1997
                                            ----------------


                                  OPTEL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                                   95-4495524
---------------------------------            -------------------------------
  (State or other jurisdiction               (I.R.S. Employer Identification
of incorporation or organization)            Number)


                                   333-24881
                                   ---------
                            (Commission File Number)

         1111 West Mockingbird Lane, Suite 1000, Dallas, Texas   75247
         -------------------------------------------------------------
          (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (214) 634-3800
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ITEM 5.  OTHER MATERIALLY IMPORTANT EVENTS.
         ---------------------------------

     On October 27, 1997, the Registrant issued the press releases attached hereto as Exhibit "A" announcing that the Registrant has completed its purchase from Phonoscope Ltd. and its affiliates of the residential cable television business and associated fiber optic network of Phonoscope in the Houston - Clear Lake, Texas area for a purchase price of $36.5 million.

ITEM 7.  EXHIBITS.
         --------

         Press Releases, dated October 27, 1997.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 29, 1997


                                                OPTEL, INC.
                                                -----------
                                                (Registrant)


                                   By:       /s/ MICHAEL E. KATZENSTEIN
                                      ----------------------------------------
                                      Name:  Michael E. Katzenstein
                                      Title: Vice President and General Counsel
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                                 EXHIBIT INDEX
                                 -------------


Exhibit
   No.      Description                                     Page No.
 -----      -----------                                     --------

   20       Press Releases, dated October 27, 1997